SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2006

                                ________________

                            Pocahontas Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                        0-23969                 71-0806097
------------------------------   ------------------------    ------------------
      (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)



1700 East Highland, Jonesboro, Arkansas                              72401
-----------------------------------------                       -------------
(Address of principal executive offices)                          (Zip Code)


                                 (870) 802-1700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))



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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

     On April 18, 2006, Mr. Lindley Smith retired from the Board of Directors of Pocahontas Bancorp, Inc. (the "Company").

     On January 26, 2006, the Company announced that it had been advised by NASDAQ that the Company failed to comply with NASDAQ Market Place Rule 4350(c)(1) (the "Rule"), relating to the requirement that a majority of the Company's Board of Directors be independent. Based on the retirement of Mr. Smith (who does not qualify as an independent director), the Company believes it is now in full compliance with the Rule.

Item 9.01. Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits. None






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           POCAHONTAS BANCORP, INC.

Dated: April 18, 2006                By:   /s/ Dwayne Powell
                                           -------------------------------------
                                           Dwayne Powell
                                           President and Chief Executive Officer